                                                                    Exhibit 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
________________________________
SECURITIES AND EXCHANGE COMMISSION,

                  Plaintiff,                          99 Civ.11965 (WCC)
                v.

SOLUCORP INDUSTRIES LTD,et al.,

                  Defendants.
_______________________________

FINAL JUDGMENT AS TO DEFENDANT SOLUCORP INDUSTRIES LTD.

       The Securties and Exchange Commission having filed a Complaint and Defendant
Solucorp Industries Ltd, ("Defendant") having entered a general appearance;
consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of this Complaint (expect as to jurisdicition); waived findings of fact and conclusions of law; and waived any right to appeal from this
Final Judgment:

                                    I.

       IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant, Defendant's agents, servants, employees, attorneys, assigns, and all persons in active concert or participation with them who receive actual notice of this Final
Judgment by personal service or otherwise are permanently restrained and enjoined from voilating, directly or indirectly, Section 10(b) of the Securities Exchange
Act of 1934 ("Exchange Act") {15 U.S.C.§78j (b)} and Rule 10b-5 promulgated thereunder {17 C.F.R.§ 240.10b-5}, by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

        (a)   to employ any device, scheme, or artifice to defraud;

        (b)   to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statments made, in the light of the circumstances under which they were made, not misleading; or
        (c)   to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                   II.

       IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant,
Defendant's agents, servants, employees, attorneys, assigns, and all persons in a active concert or partticipation with them who receive actual notice of this
Final Judgement by personal service or otherwise are permanently restained and enjoined from voitating Section 17(a) of the Securities Act of 1933{15
U.S.C§77q(a)} in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

        (a)   to employ any device, scheme, or artifice to defraud;

        (b)   to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

        (c)   to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

                                   III.

       IT IS HEREBY OREDERD, ADJUDGED, AND DECREED that Defendant, Defendant's agents, servants, employees, attorneys, assigns and all persons in active concert or participation with them who receive actual notice of the Final
Judgment by personal service or otherwise are permanently restained and enjoined from filing with the Commission any periodic report pursuant to Section 13(a) of the Exchange Act {15 U.S.C §78m(a)} and Exchange Act Rules 12b-20,
13a-1,13a-10 and 13a-13 {17 C.F.R.§§ 240.12b-20, 240.13a-1, 240.13a-10
and 240.13a-13} promulgated thereunder, which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Exchange Act Section 13(a){15 U.S.C §78m(a)} and the
rules and regulations thereunder.

                                   IV.

       IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, Defendant's agents, servants, employees, attorneys, assigns and all persons in active concert or participation with them who receive actual notice of the Final
Judgment by personal service or otherwise are permanently restained and enjoined from voilating Exchange Act Sections 13(b)(2)(A) and 13(b)(2)(B) {15 U.S.C.
§§ 78m (b)(2)(A) and 78m(b)(2)(B)}, by failing to: (a) make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Defendant, as required by Exchange Act Section 13(b)(2)(A) {15 U.S.C. § 78m(b)(2)(A), or
(b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary(1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and
(2) to maintain accountability for assets, as required by Exchange Act Section
13(b)(2)(B) {15 U.S.C. § 78m(b)(2)(B)}.

                                       3

                                   V.

       IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

                                   VI.

       IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdicition of this matter for the purposes of enforcing the terms of this
Final Judgment.

                                   VII.

       There being no just reason for delay, pursuant to Rule 54(b) of the Federal
Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated: March 12, 2003

                                        /s/ Honorable William C. Conner
                                        -------------------------------
                                        UNITED STATES DISTRICT JUDGE